UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	December 22, 2010
(December 21, 2010)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

001-06986	Public Service Company of New Mexico	85-0019030
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

______________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01     Other Events.

On December 21, 2010, Public Service Company of New Mexico (“PNM”), a wholly owned subsidiary of PNM Resources, Inc., issued a press release relating to a proposed rule issued by the United States Environmental Protection Agency and the potential impacts of the proposed rule on the San Juan Generating Station.  The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Statements made in the attached news release that relate to future events or PNM Resources' or PNM's (collectively, the "Companies") expectations, projections or estimates are made pursuant to the Private Securities Litigation Reform Act of 1995. Readers are cautioned that all forward-looking statements are based upon current expectations and estimates and the Companies assume no obligation to update this information. Because actual results may differ materially from those expressed or implied by these forward-looking statements, the Companies caution readers not to place undue reliance on these statements. The Companies' projections and estimates are influenced by many factors, which are often beyond their control that can cause actual results to differ from those expressed or implied by the forward-looking statements. These factors include: the risk that the Companies may have to commit to substantial capital investments and additional operating costs to comply with new environmental requirements including possible future requirements to address concerns about global climate change, and the resultant impacts on the operations and economic viability of generating plants in which PNM has interests; state and federal regulatory and legislative decisions and actions, including provisions relating to climate change, reduction of greenhouse gas emissions, coal combustion by-products, and other power plant emissions; conditions affecting the Companies' ability to access the financial markets and negotiate new credit facilities for those expiring in 2012, including actions by ratings agencies affecting the Company's credit ratings; the performance of generating units; fluctuations in interest rates; weather; seasonality and other changes in supply and demand in the market for electric power; the impact of mandatory energy efficiency measures on customer energy usage; variability of wholesale power prices and natural gas prices; volatility and liquidity in the wholesale power markets and the natural gas markets; uncertainty regarding the ongoing validity of government programs for emission allowances; changes in the competitive environment in the electric industry; the risks associated with completion of generation projects, including changes in technology, construction delays, fluctuations in the costs of construction materials and labor, and other unanticipated cost overruns; and uncertainty surrounding the status of PNM's participation in jointly-owned projects resulting from the scheduled expiration of the operational documents for the projects beginning in 2015 and potential changes in the objectives of the participants in the projects.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number   Description

99.1                 Press Release dated December 21, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
PUBLIC SERVICE COMPANY OF NEW MEXICO

(Registrants)

Date: December 22, 2010	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)